                                                                   EXHIBIT 10.41
                         SUBSEQUENT TRANSFER AGREEMENT


     This SUBSEQUENT TRANSFER AGREEMENT is dated as of September 30, 1996 (the "Subsequent Transfer Date") and is entered into by and between Jayhawk Acceptance Corporation, a Texas corporation (in its individual capacity, "JAC" and as Servicer under the Contribution and Servicing Agreement referred to below, the "Service"), Jayhawk Funding Trust I, a limited purpose Delaware business trust (the "Issuer"), Norwest Bank Minnesota, National Association, a national banking association, as Trustee and as Backup Servicer.

     Reference is hereby made to the Indenture (the "Indenture"), dated as of August 7, 1996, and the Series 1996B Supplement (the "Series Supplement"), dated as of August 7, 1996, each by and between the Issuer and the Trustee; and reference is also hereby made to the Contribution and Servicing Agreement (the "Contribution and Servicing Agreement"), dated as of August 7, 1996, by and between JAC, the Servicer, the Issuer, the Trustee, and the Backup Servicer. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Indenture, as supplemented by the Series Supplement, or the Contribution and Servicing Agreement, as applicable.

                                   RECITALS:

     A. Pursuant to the terms of the Contribution and Servicing Agreement, JAC and the Issuer agreed to the contribution by JAC to the Issuer of Subsequent Contracts following the Closing Date.

     B. Pursuant to the terms of the Indenture and the Series Supplement, the Issuer and the Trustee agreed to the pledge by the Issuer to the Trustee on behalf of the Trust Estate and for the benefit of the Noteholders and the Note Insurer of Subsequent Contracts following the Closing Date.

     C. JAC, the Servicer, the Issuer, the Trustee, and the Backup Servicer desire to enter into this Subsequent Transfer Agreement to reflect (i) the contribution to the capital of, conveyance to, and assignment to the Issuer by JAC without recourse (except as otherwise specifically provided in the Contribution and Servicing Agreement) of certain motor vehicle retail installment sale contracts which constitute Subsequent Contracts, as set forth on the Amendment to Contract Schedule attached hereto as Schedule A (the "Added
                                                         ----------
Contracts"), and (ii) the Grant to the Trustee by the Issuer on behalf of the Trust Estate, without recourse (except as otherwise specifically provided in the Indenture), of all of the Issuer's right, title, and interest in and to such Added Contracts.

     NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, JAC, the Servicer, the Issuer, the Trustee, and the Backup Servicer hereby agree as follows:

     Section 1.   Terms of the Subsequent Transfer. JAC and the Issuer hereby
                  --------------------------------
agree to the contribution to the capital ot conveyance to, and assignment to the Issuer by JAC of the Added Contracts; and the Issuer and the Trust hereby agree to the Grant by the Issuer to the Trustee on behalf of the Trust Estate and for the ratable benefit of the Noteholders and the Note Insurer of the Added Contracts. The Subsequent Release Amount with respect to the Added Contracts is

$11,942,891.69 and the Subsequent Cutoff Date with respect to the Added Contracts is September 20, 1996.

     Section 2. Contribution by JAC to the Issuer of the Added Contracts.
                ---------------------------------------------------------

     (a) JAC does hereby contribute to the capital of convey to, and assign to the Issuer without recourse (except as otherwise specifically provided in the Contribution and Servicing Agreement), and does hereby grant to the Issuer all the right, title, and interest of JAC in and to the following and any and all benefits accruing to JAC from (but none of the obligations of JAC under): (i) the Added Contracts; (ii) all rights with respect to the Added Contracts (including all guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of any Added Contract, and all rights with respect to any agreement or arrangement with the vendors, Dealers, or manufacturers of the Financed Vehicles to the extent specifically related to any Added Contract, including, without limitation, the related Dealer Agreements and each Dealer Agreement Addendum related thereto);
(iii) all payments on or with respect to the Added Contracts received on or after the Subsequent Cutoff Date, including, without limitation, all Insurance Proceeds and Liquidation Proceeds; (iv) the security interests created by the Added Contracts in the related Financed Vehicles and in any other collateral securing such Added Contracts; (v) the original Added Contracts, the Title Documents, applications for Title Documents relating to the related Financed Vehicles, and the Contract Files relating to the Added Contracts; (vi) all rights of JAC under each Extended Service Agreement with respect to the Added Contracts and the related Financed Vehicles; (vii) all rights of JAC under the Administrative Services Agreement with respect to the Extended Service Agreements applicable to the Added Contracts and the related Financed Vehicles; and (viii) proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing), in each case whether now owned or hereafter acquired.

     (b) With respect to the Added Contracts, JAC has delivered to or at the direction of the Issuer, the Contract Files, the Assignments, and the related Collection Account Deposit pursuant to the terms of the Contribution and Servicing Agreement.

     (c) The expenses and costs relating to the delivery of the Added Contracts and this Agreement shall be borne by JAC.

     Section 3.   Grant by the Issuer to the Trustee of the Added Contracts. The
                  ---------------------------------------------------------
Issuer does hereby Grant to the Trustee for the ratable benefit of the Noteholders and the Note Insurer, as security for the Issuer's obligations hereunder and under the Series Supplement and Series 1996B Notes, without recourse, all of the Issuer's right, title, and interest in and to the following and any and all benefits accruing to the Issuer from (but none of the obligations of JAC or the Issuer under): (i) the Added Contracts; (ii) all rights with respect to the Added Contracts (including all guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of any Added Contract, and all rights with respect to any agreement or arrangement with the vendors, Dealers, or manufacturers of the Financed Vehicles to the extent specifically related to any Added Contract, including, without limitation, the related Dealer

Agreements and each Dealer Agreement Addendum related thereto); (iii) all payments on or with respect to the Added Contracts received on or after the Subsequent Cutoff Date, including without limitation, all Insurance Proceeds and Liquidation Proceeds; (iv) the security interests created by the Added Contracts in the related Financed Vehicles and in any other collateral securing such Added Contracts; (v) the original Added Contracts, the Title Documents, applications for Title Documents, and UCC financing statements relating to the related Financed Vehicles, and the Contract Files the Added Contracts; (vi) all rights of the Issuer pursuant to this Agreement; (vii) all rights of the Issuer under each Extended Service Agreement with respect to the Added Contracts and the related Financed Vehicles; (viii) all rights of the Issuer under the Administrative Services Agreement and the FFG Policy with respect to the Extended Service Agreements applicable to the Added Contracts and the related Financed Vehicles; and (ix) proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing), in each case whether now owned or hereafter acquired.

     The foregoing Grant does not constitute and is not intended to result in a creation or an assumption by the Trustee, any Noteholder or the Note Insurer of any obligation of the Issuer, JAC, the Servicer, or any other Person in connection with the Trust Estate or under any agreement or instrument relating thereto.

     The Trustee acknowledges its acceptance on behalf of the Noteholders and the Note Insurer of all right, title, and interest previously held by the Issuer in and to the Trust Estate, and declares that it shall maintain such right, title, and interest in accordance with the provisions of the Indenture and the Series Supplement and agrees to perform the duties of the Trustee set forth in the Indenture and the Series Supplement.

     Section 4.   Representations and Warranties: Conditions Precedent.
                  ----------------------------------------------------

     (a) JAC hereby (i) affirms to the Issuer, the Trustee, the Note Insurer, and the Backup Servicer the representations, warranties, and covenants set forth in Section 2.03(a)(i) through (x) and (xii) of the Contribution and Servicing Agreement as of the Subsequent Transfer Date, and (ii) affirms to the Issuer, the Trustee, the Note Insurer, and the Backup Servicer the representations, warranties, and covenants set forth in Section 2.03(xi) and (xiii) of the Contribution and Servicing Agreement as of the Subsequent Transfer Date, with respect to the Added Contracts;

     (b) JAC hereby represents, warrants, and covenants to the Issuer, the Trustee, the Note Insurer, and the Backup Servicer that, as of the Subsequent Transfer Date (or as of such other date as is specified below):

               (i) JAC has not selected the Added Contracts in a manner that it believes is adverse to the interests of the Noteholders or the Note Insurer;

               (ii) taking into consideration the Added Contracts, as of the Subsequent Cutoff Date, assuming the Added Contracts had been included in the Contracts pledged to the

     Trustee as of such date: (A) the weighted average APR of the overall pool of Contracts would have been greater than or equal to 18.25%, (13)the weighted average remaining term to maturity of the Contracts would have been less than or equal to 26 months, (C) the percentage (by principal balance) of the Aggregate Contract Principal Balance attributable to Contracts due from Obligors residing in any single state would have been no more than 10%, (D) the portion of the overall pool of Contracts (by principal balance) purchased from any single Dealer would have been less than or equal to 1.50% (other than those Dealers previously approved by the Note Insurer and then only to the limit established for each such Dealer by the Note Insurer), and (E) the percentage of the Aggregate Contract Principal Balance attributable to Contracts bearing interest at an APR less than 10% would have been less than or equal to 8%;

               (iii) as of the Subsequent Cutoff Date, no more than 10% of the Added Contracts were between 31 and 60 days past due, with the remaining 90% of such Added Contracts being 30 days or less past due; and

               (iv) no Added Contract has a scheduled maturity later than October 15, 1999;

               (v) no Added Contract has a stated maturity later than the Stated Maturity; and

               (vi) the related Obligor with respect to each Added Contract has made at least one Scheduled Payment.

     (c) The Issuer hereby reaffirms the representations, warranties, and covenants set forth in Sections 3.02 and 3.03 of the Indenture.

     Section 5.   Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
                  -------------
WITH THE LAWS OF THE STATE OF TEXAS, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; PROVIDED, HOWEVER, THAT SECTION 3 OF THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER WITH RESPECT TO SUCH SECTION 3 SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 6.   Successors and Assigns. All covenants and agreements in this
                  ----------------------
Agreement shall inure to the benefit of and be binding upon JAC, the Issuer, and the Trustee and their respective successors and permitted assigns. The Note Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Agreement, and shall be entitled to rely upon and directly to enforce such provisions of this Agreement so long as no Note Insurer Default shall have occurred and be continuing. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and permitted assigns, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 7. Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which, when so executed, shall be deemed to be an original, but all which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, as of the date and year first above written.


                              JAYHAWK ACCEPTANCE CORPORATION,
                              in its individual capacity and as Servicer



                              By:  /s/ RICHARD B. HOFFMAN
                                   -----------------------
                                   Richard B. Hoffmann
                                   President


                              JAYHAWK FUNDING TRUST I, as Issuer



                              By:  /s/ RICHARD B. HOFFMAN
                                   -----------------------
                                   Richard B. Hoffmann
                                   President


                              NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION, as Trustee



                              By:  /s/ BONNIE SEIDEMAN
                                   -------------------
                                   Bonnie Seideman
                                   Assistant Vice President


                              NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Backup Servicer



                              By:  /s/ BONNIE SEIDEMAN
                                   -------------------
                                   Bonnie Seideman
                                   Assistant Vice President